Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Octave Intelligence plc (the “Company”) on Form 10‑Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mattias Stenberg, Chief Executive Officer of the Company and Benjamin Maslen, Chief Financial Officer of the Company, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MATTIAS STENBERG
Mattias Stenberg
Chief Executive Officer
(Principal Executive Officer)

/s/ BENJAMIN MASLEN
Benjamin Maslen
Chief Financial Officer
(Principal Financial Officer)

August 12, 2026